Exhibit 99.1

1st Quarter 2024 // Quarter Ended March 31, 2024

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

Lake Vista // Loveland, CO

centerspace

Earnings Release

Centerspace Reports First Quarter 2024 Financial Results and Raises Mid-Point for 2024 Core FFO per Share Guidance
MINNEAPOLIS, MN, April 29, 2024 – Centerspace (NYSE: CSR) announced today its financial and operating results for the three months ended March 31, 2024. The tables below show Net Income (Loss), Funds from Operations (“FFO”)1, and Core FFO1, all on a per diluted share basis, for the three months ended March 31, 2024; Same-Store Revenues, Expenses, and Net Operating Income (“NOI”)1 over comparable periods; and Same-Store Weighted-Average Occupancy for each of the three months ended March 31, 2024, December 31, 2023, and March 31, 2023.

	Three Months Ended March 31,
Per Common Share	2024	2023
Net income (loss) - diluted	$(0.37)	$2.76
FFO - diluted(1)	$1.16	$0.89
Core FFO - diluted(1)	$1.23	$1.07

	Year-Over-Year Comparison	Sequential Comparison
Same-Store Results(2)	Q1 2024 vs. Q1 2023	Q1 2024 vs. Q4 2023
Revenues	3.5%	0.5%
Expenses	(2.2)%	(0.1)%
NOI(1)	7.5%	0.9%

	Three months ended
Same-Store Results(2)	March 31, 2024	December 31, 2023	March 31, 2023
Weighted Average Occupancy	94.6%	94.8%	94.9%
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” and “Non-GAAP Financial Measures and Other Terms” in Supplemental and Financial Operating Data within.
(2)Same-store results are updated for disposition activity. Refer to “Non-GAAP Financial Measures and Reconciliations” in Supplemental and Financial Operating Data within.
Highlights
•During the three months ended March 31, 2024, Centerspace successfully executed the sale of two non-core apartment communities in Minnesota for an aggregate sales price of $19.0 million;
•Net loss decreased to $0.37 per diluted share for the first quarter of 2024, compared to Net income of $2.76 per diluted share for the same period of the prior year;
•Core FFO per diluted share increased 15.0% to $1.23 for the three months ended March 31, 2024, compared to $1.07 for the three months ended March 31, 2023;
•Same-store revenues increased by 3.5% for the first quarter of 2024 compared to the first quarter of 2023, driving a 7.5% increase in same-store NOI compared to the same period of the prior year;
•Centerspace repurchased 87,722 common shares for total consideration of $4.7 million and an average price of $53.62 per share; and
•Centerspace narrowed the 2024 financial outlook ranges for net income per diluted share and FFO per diluted share and raised the mid-point for Core FFO per diluted share. Refer to page S-15 in the Supplemental and Financial Operating Data within for additional detail.

1

Balance Sheet
At the end of the first quarter, Centerspace had $228.3 million of total liquidity on its balance sheet, consisting of $215.6 million available under the lines of credit and cash and cash equivalents of $12.7 million.
Revised 2024 Financial Outlook
Centerspace revised its 2024 financial outlook. For additional information, see S-15 of the Supplemental Financial and Operating Data for the quarter ended March 31, 2024 included at the end of this release. These ranges should be considered in their entirety. The table below reflects the revised outlook.

	Previous Outlook for 2024		Updated Outlook for 2024
	Low	High	Low	High
Net income per Share – diluted	$(1.31)	$(0.99)	$(1.34)	$(1.10)
Same-Store Revenue	3.00%	5.00%	3.00%	4.50%
Same-Store Expenses	5.50%	7.00%	4.00%	5.50%
Same-Store NOI	1.50%	3.50%	2.50%	4.00%
FFO per Share – diluted	$4.54	$4.80	$4.57	$4.76
Core FFO per Share – diluted	$4.68	$4.92	$4.74	$4.92
Additional assumptions:
•Same-store recurring capital expenditures of $1,075 per home to $1,150 per home
•Value-add expenditures of $25.0 million to $27.0 million
•Proceeds from dispositions of $19.0 million
Note: FFO and Core FFO are non-GAAP financial measures. For more information on their usage and presentation and a reconciliation to the most comparable GAAP measure, please refer to “2024 Financial Outlook” in the Supplemental Financial and Operating Data within.
Upcoming Events
Centerspace is scheduled to participate in the following conferences:
•BTIG 4th Annual Housing Ecosystem Conference which will be held in New York, NY, May 6-7, 2024;
•BMO 2024 Real Estate conference which will be held in New York, NY, May 8, 2024; and
•National Association of Real Estate Investment Trusts (“Nareit”) REITweek: 2024 Investor Conference which will be held in New York, NY, June 4-5, 2024.
Earnings Call

Live webcast and replay: https://ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Tuesday, April 30, 2024, at 10:00 AM ET		Replay available until May 14, 2024
USA Toll Free	1-833-470-1428	USA Toll Free	1-866-813-9403
International	1-929-526-1599	International	1-929-458-6194
Canada Toll Free	1-833-950-0062	Canada	1-226-828-7578
Access Code	748370	Access Code	274742
Supplemental Information
Supplemental Operating and Financial Data for the quarter ended March 31, 2024 included herein (“Supplemental Information”), is available in the Investors section on Centerspace’s website at www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.

2

About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of March 31, 2024, Centerspace owned interests in 70 apartment communities consisting of 12,883 apartment homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. In 2022, Centerspace was named the National Apartment Association’s Leading Organization in Diversity, Equity, and Inclusion. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the company's control and could differ materially from actual results and performance. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in Centerspace's filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in its Annual Report on Form 10-K for the year ended December 31, 2023, in its subsequent quarterly reports on Form 10-Q, and in other public reports. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Josh Klaetsch
Phone: 701-837-7104
Email: IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 701-837-7104
Email: kweber@centerspacehomes.com

3

Supplemental Financial and Operating Data
Table of Contents
March 31, 2024

Common Share Data (NYSE: CSR)

	Three Months Ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
High closing price	$58.00	$59.33	$66.57	$64.18	$71.07
Low closing price	$52.65	$47.82	$59.39	$53.98	$51.39
Average closing price	$55.68	$54.61	$62.52	$58.61	$61.68
Closing price at end of quarter	$57.14	$58.20	$60.26	$61.36	$54.63
Common share distributions – annualized	$3.00	$2.92	$2.92	$2.92	$2.92
Closing dividend yield – annualized	5.3%	5.0%	4.8%	4.8%	5.3%
Closing common shares outstanding (thousands)	14,912	14,963	15,052	14,949	15,032
Closing limited partnership units outstanding (thousands)	844	861	864	961	967
Closing Series E preferred units outstanding, as converted (thousands)	2,062	2,078	2,087	2,094	2,103
Total closing common shares, limited partnership units, and Series E preferred units, as converted, outstanding (thousands)	17,818	17,902	18,003	18,004	18,102
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units and Series E preferred units, as converted (thousands)	$1,018,121	$1,041,896	$1,084,861	$1,104,725	$988,912

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
REVENUE	$64,506	$64,068	$64,568	$64,776	$67,897
EXPENSES
Property operating expenses, excluding real estate taxes	18,764	18,237	19,602	17,872	21,342
Real estate taxes	6,305	6,861	7,143	7,174	7,581
Property management expense	2,330	2,341	2,197	2,247	2,568
Casualty loss	820	853	937	53	252
Depreciation and amortization	27,012	26,617	24,697	24,371	25,993
Impairment of real estate investments	—	5,218	—	—	—
General and administrative expenses	4,623	4,363	3,832	4,162	7,723
TOTAL EXPENSES	$59,854	$64,490	$58,408	$55,879	$65,459
Gain (loss) on sale of real estate and other investments	(577)	(83)	11,235	(67)	60,159
Loss on litigation settlement	—	(1,000)	—	(2,864)	—
Operating income (loss)	4,075	(1,505)	17,395	5,966	62,597
Interest expense	(9,207)	(8,913)	(8,556)	(8,641)	(10,319)
Interest and other income	340	533	330	295	49
Net income (loss)	$(4,792)	$(9,885)	$9,169	$(2,380)	$52,327
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	1,079	1,917	(1,204)	712	(8,566)
Net income attributable to noncontrolling interests – consolidated real estate entities	(32)	(29)	(31)	(35)	(30)
Net income (loss) attributable to controlling interests	(3,905)	(8,157)	7,774	(1,863)	43,571
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(5,512)	$(9,764)	$6,167	$(3,470)	$41,964

Per Share Data - Basic
Net income (loss) per common share – basic	$(0.37)	$(0.65)	$0.41	$(0.23)	$2.79

Per Share Data - Diluted
Net income (loss) per common share – diluted	$(0.37)	$(0.65)	$0.41	$(0.23)	$2.76

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
ASSETS
Real estate investments
Property owned	$2,413,488	$2,420,146	$2,326,408	$2,434,138	$2,420,911
Less accumulated depreciation	(553,231)	(530,703)	(516,673)	(543,264)	(519,167)
Total real estate investments	1,860,257	1,889,443	1,809,735	1,890,874	1,901,744
Cash and cash equivalents	12,682	8,630	29,701	9,745	8,939
Restricted cash	1,066	639	22,496	566	48,903
Other assets	29,468	27,649	16,349	18,992	19,298
TOTAL ASSETS	$1,903,473	$1,926,361	$1,878,281	$1,920,177	$1,978,884

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$54,614	$62,754	$62,674	$56,713	$56,639
Revolving lines of credit	40,357	30,000	—	18,989	143,469
Notes payable, net of unamortized loan costs	299,475	299,459	299,443	299,428	299,412
Mortgages payable, net of unamortized loan costs	585,382	586,563	539,245	563,079	474,999
TOTAL LIABILITIES	$979,828	$978,776	$901,362	$938,209	$974,519

SERIES D PREFERRED UNITS	$16,560	$16,560	$16,560	$16,560	$16,560
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,160,492	1,165,694	1,169,025	1,169,501	1,176,059
Accumulated distributions in excess of net income	(564,951)	(548,273)	(527,586)	(522,796)	(508,420)
Accumulated other comprehensive loss	(922)	(1,119)	(1,434)	(1,758)	(1,917)
Total shareholders’ equity	$688,149	$709,832	$733,535	$738,477	$759,252
Noncontrolling interests – Operating Partnership and Series E preferred units	218,255	220,544	226,205	226,294	227,920
Noncontrolling interests – consolidated real estate entities	681	649	619	637	633
TOTAL EQUITY	$907,085	$931,025	$960,359	$965,408	$987,805
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,903,473	$1,926,361	$1,878,281	$1,920,177	$1,978,884

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)
This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by the company, may not be comparable to non-GAAP financial measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does. The non-GAAP financial measures are defined and further explained on pages S-17 through S-20, “Non-GAAP Financial Measures and Other Terms.”
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of newly-constructed properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows the company to evaluate the performance of existing apartment communities and their contribution to net operating income. The company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI (defined and reconciled below), raising average rental revenue, renewing leases on existing residents, controlling operating costs, and making prudent capital improvements.
For the comparison of the three months ended March 31, 2024 and 2023, one apartment community was non-same-store. Sold communities are included in “Dispositions,” while “Other properties” includes non-multifamily properties and the non-multifamily components of mixed-use properties.

S-4

CENTERSPACE
RECONCILIATIONS OF OPERATING INCOME TO NET OPERATING INCOME (1)

	(in thousands, except percentages)
	Three Months Ended			Sequential		Year-Over-Year
	3/31/2024	12/31/2023	3/31/2023	$ Change	% Change	$ Change	% Change
Operating income (loss)	$4,075	$(1,505)	$62,597	$5,580	(370.8)%	$(58,522)	(93.5)%
Adjustments:
Property management expenses	2,330	2,341	2,568	(11)	(0.5)%	(238)	(9.3)%
Casualty loss	820	853	252	(33)	(3.9)%	568	225.4%
Depreciation and amortization	27,012	26,617	25,993	395	1.5%	1,019	3.9%
Impairment	—	5,218	—	(5,218)	(100.0)%	—	N/A
General and administrative expenses	4,623	4,363	7,723	260	6.0%	(3,100)	(40.1)%
(Gain) loss on sale of real estate and other investments	577	83	(60,159)	494	*	60,736	(101.0)%
Loss on litigation settlement	—	1,000	—	(1,000)	(100.0)%	—	—
Net operating income(1)	$39,437	$38,970	$38,974	$467	1.2%	$463	1.2%

Revenue
Same-store	$61,536	$61,230	$59,439	$306	0.5%	$2,097	3.5%
Non-same-store	1,803	1,526	—	277	18.2%	1,803	N/A
Other properties	638	587	675	51	8.7%	(37)	(5.5)%
Dispositions	529	725	7,783	(196)	(27.0)%	(7,254)	(93.2)%
Total	64,506	64,068	67,897	438	0.7%	(3,391)	(5.0)%

Property operating expenses, including real estate taxes
Same-store	23,995	24,013	24,526	(18)	(0.1)%	(531)	(2.2)%
Non-same-store	566	449	—	117	26.1%	566	N/A
Other properties	182	251	87	(69)	(27.5)%	95	109.2%
Dispositions	326	385	4,310	(59)	(15.3)%	(3,984)	(92.4)%
Total	25,069	25,098	28,923	(29)	(0.1)%	(3,854)	(13.3)%

Net operating income(1)
Same-store	37,541	37,217	34,913	324	0.9%	2,628	7.5%
Non-same-store	1,237	1,077	—	160	14.9%	1,237	N/A
Other properties	456	336	588	120	35.7%	(132)	(22.4)%
Dispositions	203	340	3,473	(137)	(40.3)%	(3,270)	(94.2)%
Total	$39,437	$38,970	$38,974	$467	1.2%	$463	1.2%

* Not a meaningful percentage
(1)Net Operating Income is a non-GAAP measure. Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-5

CENTERSPACE
RECONCILIATIONS OF SAME-STORE CONTROLLABLE EXPENSES TO TOTAL PROPERTY OPERATING EXPENSES, INCLUDING REAL ESTATE TAXES (1)

	(in thousands, except percentages)
	Three Months Ended March 31,
	2024	2023	$ Change	% Change
Controllable expenses
On-site compensation(2)	$6,541	$6,003	$538	9.0%
Repairs and maintenance	3,205	3,376	(171)	(5.1)%
Utilities	4,053	4,884	(831)	(17.0)%
Administrative and marketing	1,572	1,289	283	22.0%
Total	$15,371	$15,552	$(181)	(1.2)%

Non-controllable expenses
Real estate taxes	$6,008	$6,775	$(767)	(11.3)%
Insurance	2,616	2,199	417	19.0%
Total	$8,624	$8,974	$(350)	(3.9)%

Property operating expenses, including real estate taxes - non-same-store	$566	$—	$566	N/A
Property operating expenses, including real estate taxes - other properties	182	87	95	109.2%
Property operating expenses, including real estate taxes - dispositions	326	4,310	(3,984)	(92.4)%
Total property operating expenses, including real estate taxes	$25,069	$28,923	$(3,854)	(13.3)%

(1)Same-store controllable expenses is a non-GAAP measure. Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)On-site compensation for administration, leasing, and maintenance personnel.

S-6

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS AND CORE FUNDS FROM OPERATIONS (1)

	(in thousands, except per share amounts)
	Three Months Ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Funds From Operations(1)
Net income (loss) available to common shareholders	$(5,512)	$(9,764)	$6,167	$(3,470)	$41,964
Adjustments:
Noncontrolling interests – Operating Partnership and Series E preferred units	(1,079)	(1,917)	1,204	(712)	8,566
Depreciation and amortization	27,012	26,617	24,697	24,371	25,993
Less depreciation – non real estate	(85)	(85)	(56)	(89)	(91)
Less depreciation – partially owned entities	(24)	(22)	(20)	(19)	(19)
Impairment of real estate	—	5,218	—	—	—
(Gain) loss on sale of real estate and other assets	577	82	(11,235)	71	(60,159)
FFO applicable to common shares and Units	$20,889	$20,129	$20,757	$20,152	$16,254

Adjustments to Core FFO(1):
Non-cash casualty (recovery) loss	702	535	854	(52)	13
Interest rate swap amortization	197	315	324	159	138
Amortization of assumed debt	263	136	(116)	(116)	(116)
Severance and transition related costs	—	(10)	—	(19)	3,199
Loss on litigation settlement and associated trial costs(2)	37	1,035	34	3,201	—
Other miscellaneous items(3)	(42)	(35)	(129)	(22)	54
Core FFO applicable to common shares and Units	$22,046	$22,105	$21,724	$23,303	$19,542

FFO applicable to common shares and Units	$20,889	$20,129	$20,757	$20,152	$16,254
Dividends to Series D preferred unitholders	160	160	160	160	160
FFO applicable to common shares and Units - diluted	$21,049	$20,289	$20,917	$20,312	$16,414

Core FFO applicable to common shares and Units	$22,046	$22,105	$21,724	$23,303	$19,542
Dividends to Series D preferred unitholders	160	160	160	160	160
Core FFO applicable to common shares and Units - diluted	$22,206	$22,265	$21,884	$23,463	$19,702

Per Share Data
Net income (loss) per share and Unit - diluted	$(0.37)	$(0.65)	$0.41	$(0.23)	$2.76
FFO per share and Unit - diluted	$1.16	$1.11	$1.15	$1.11	$0.89
Core FFO per share and Unit - diluted	$1.23	$1.22	$1.20	$1.28	$1.07

Weighted average shares - basic	14,922	15,013	14,989	14,949	15,025
Effect of redeemable operating partnership Units for FFO and Core FFO	854	862	908	965	968
Effect of Series D preferred units for FFO and Core FFO	228	228	228	228	228
Effect of Series E preferred units for FFO and Core FFO	2,078	2,087	2,093	2,103	2,118
Effect of dilutive restricted stock units and stock options for FFO and Core FFO	20	31	28	24	20
Weighted average shares and Units for FFO and Core FFO - diluted	18,102	18,221	18,246	18,269	18,359

(1)Funds from operations and Core funds from operations are non-GAAP measures. Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Consists of $37,000 in associated trial costs related to the litigation matter for the three months ended March 31, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023.
(3)Consists of (gain) loss on investments and pursuit costs.

S-7

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO CONTROLLING INTERESTS
TO ADJUSTED EBITDA(1)

	(in thousands)
	Three Months Ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Adjusted EBITDA
Net income (loss) available to controlling interests	$(3,905)	$(8,156)	$7,774	$(1,863)	$43,571
Adjustments:
Dividends to Series D preferred unitholders	160	160	160	160	160
Noncontrolling interests – Operating Partnership and Series E preferred units	(1,079)	(1,918)	1,204	(712)	8,566
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$(4,824)	$(9,914)	$9,138	$(2,415)	$52,297
Adjustments:
Interest expense	9,193	8,900	8,542	8,626	10,305
Depreciation and amortization related to real estate investments	26,988	26,595	24,675	24,351	25,971
Impairment of real estate investments	—	5,218	—	—	—
Non-cash casualty loss (recovery)	702	535	854	(52)	13
Interest income	(280)	(316)	(187)	(248)	(92)
(Gain) loss on sale of real estate and other investments	577	83	(11,235)	71	(60,159)
Severance and transition related costs	—	(10)	—	(19)	3,199
Loss on litigation settlement and associated trial costs(2)	37	1,035	34	3,201	—
Other miscellaneous items(3)	(42)	(35)	(129)	(22)	54
Adjusted EBITDA	$32,351	$32,091	$31,692	$33,493	$31,588

(1)Adjusted EBITDA is a non-GAAP measure. Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Consists of $37,000 in associated trial costs related to the litigation matter for the three months ended March 31, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023.
(3)Consists of (gain) loss on investments and pursuit costs.

S-8

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2024 (remainder)	$—	$—	$357	$357	—	7.72%
2025	30,193	—	40,000	70,193	7.6%	5.39%
2026	99,527	—	—	99,527	10.7%	3.59%
2027	49,353	—	—	49,353	5.3%	3.47%
2028	65,810	50,000	—	115,810	12.5%	3.14%
Thereafter	343,841	250,000	—	593,841	63.9%	3.48%
Total debt	$588,724	$300,000	$40,357	$929,081	100.0%	3.59%

(1)Weighted average interest rate of debt that matures during the year.

	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Debt Balances Outstanding(1)
Secured fixed rate - mortgages payable - other	$389,874	$391,140	$343,709	$367,679	$279,340
Secured fixed rate - Fannie Mae credit facility	198,850	198,850	198,850	198,850	198,850
Unsecured variable rate lines of credit	40,357	30,000	—	18,989	143,469
Unsecured senior notes	300,000	300,000	300,000	300,000	300,000
Debt total	$929,081	$919,990	$842,559	$885,518	$921,659

Mortgages payable - other rate	4.05%	4.05%	4.14%	4.14%	3.85%
Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	2.78%	2.78%
Lines of credit rate(2)	6.68%	6.74%	—	6.56%	6.19%
Unsecured senior notes rate	3.12%	3.12%	3.12%	3.12%	3.12%
Total debt	3.59%	3.54%	3.46%	3.54%	3.71%

(1)Excludes deferred financing costs and premiums or discounts.
(2)Interest rate excludes any unused facility fees and amounts reclassified from accumulated other comprehensive income (loss) into interest expense from terminated interest rate swaps, as shown in the table below.

	Three Months Ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Reclassified from Accumulated OCI into interest expense	$197	$315	$324	$159	$138

S-9

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Equity Capitalization
Common shares outstanding	14,912	14,963	15,052	14,949	15,032
Operating partnership units outstanding	844	861	864	961	967
Series E preferred units (as converted)	2,062	2,078	2,087	2,094	2,103
Total common shares, Units, and Series E preferred units, as converted, outstanding	17,818	17,902	18,003	18,004	18,102
Market price per common share (closing price at end of period)	$57.14	$58.20	$60.26	$61.36	$54.63
Equity capitalization-common shares and units	$1,018,121	$1,041,896	$1,084,861	$1,104,725	$988,912
Recorded book value of preferred shares	$93,530	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$1,111,651	$1,135,426	$1,178,391	$1,198,255	$1,082,442

Series D Preferred Units	$16,560	$16,560	$16,560	$16,560	$16,560

Debt Capitalization
Total debt	$929,081	$919,990	$842,559	$885,518	$921,659
Total capitalization	$2,057,292	$2,071,976	$2,037,510	$2,100,333	$2,020,661

Total debt to total capitalization(1)	45.2%	44.4%	41.4%	42.2%	45.6%

(1)Total debt to total market capitalization is a non-GAAP financial measure. Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.

	Three Months Ended
	3/31/2024		12/31/2023		9/30/2023		6/30/2023		3/31/2023
Debt service coverage ratio(1)	3.02	x	3.09	x	3.11	x	3.33	x	2.70	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.59	x	2.64	x	2.65	x	2.83	x	2.35	x
Net debt/Adjusted EBITDA(2)	7.08	x	7.10	x	6.41	x	6.54	x	7.22	x
Net debt and preferred equity/Adjusted EBITDA(2)	7.93	x	7.96	x	7.28	x	7.36	x	8.09	x

Distribution Data
Common shares and Units outstanding at record date	15,756		15,824		15,916		15,910		15,999
Total common distribution declared	$11,805		$11,551		$11,615		$11,608		$11,668
Common distribution per share and Unit	$0.75		$0.73		$0.73		$0.73		$0.73
Payout ratio (Core FFO per diluted share and unit basis)(3)	61.0%		59.8%		60.8%		57.0%		68.2%

(1)Debt service coverage ratio is a non-GAAP financial measure. Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Net debt divided by adjusted EBITDA and net debt and preferred equity divided by adjusted EBITDA are non-GAAP financial measures. Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Payout ratio (Core FFO per diluted share and unit basis) is a non-GAAP financial measure. Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-10

CENTERSPACE
SAME-STORE FIRST QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(2)
Regions		Q1 2024	Q1 2023	% Change	Q1 2024	Q1 2023	% Change	Q1 2024	Q1 2023	% Change
Denver, CO	2,104	$13,354	$13,118	1.8%	$4,589	$4,444	3.3%	$8,765	$8,674	1.0%
Minneapolis, MN	4,711	22,978	22,376	2.7%	9,414	10,083	(6.6)%	13,564	12,293	10.3%
North Dakota	1,710	6,995	6,510	7.5%	2,972	2,843	4.5%	4,023	3,667	9.7%
Omaha, NE	872	3,568	3,356	6.3%	1,474	1,433	2.9%	2,094	1,923	8.9%
Rochester, MN	1,129	5,915	5,648	4.7%	2,103	2,228	(5.6)%	3,812	3,420	11.5%
St. Cloud, MN	832	3,626	3,351	8.2%	1,614	1,691	(4.6)%	2,012	1,660	21.2%
Other Mountain West(1)	1,222	5,100	5,080	0.4%	1,829	1,804	1.4%	3,271	3,276	(0.2)%
Same-Store Total	12,580	$61,536	$59,439	3.5%	$23,995	$24,526	(2.2)%	$37,541	$34,913	7.5%

	% of NOI Contribution	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		Q1 2024	Q1 2023	Growth	Q1 2024	Q1 2023	% Change	Q1 2024	Q1 2023	% Change
Denver, CO	23.3%	95.3%	95.5%	(0.2)%	$1,976	$1,934	2.2%	$2,221	$2,175	2.1%
Minneapolis, MN	36.1%	94.5%	94.9%	(0.4)%	1,529	1,497	2.1%	1,720	1,668	3.1%
North Dakota	10.7%	95.6%	96.5%	(0.9)%	1,303	1,214	7.3%	1,426	1,315	8.4%
Omaha, NE	5.6%	93.3%	94.0%	(0.7)%	1,326	1,234	7.5%	1,462	1,364	7.2%
Rochester, MN	10.2%	94.6%	94.8%	(0.2)%	1,730	1,664	4.0%	1,846	1,759	4.9%
St. Cloud, MN	5.4%	93.8%	90.1%	3.7%	1,353	1,315	2.9%	1,549	1,490	4.0%
Other Mountain West(1)	8.7%	93.1%	95.1%	(2.0)%	1,340	1,319	1.6%	1,494	1,457	2.5%
Same-Store Total	100.0%	94.6%	94.9%	(0.3)%	$1,547	$1,499	3.2%	$1,724	$1,660	3.9%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-11

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(2)
Regions		Q1 2024	Q4 2023	% Change	Q1 2024	Q4 2023	% Change	Q1 2024	Q4 2023	% Change
Denver, CO	2,104	$13,354	$13,276	0.6%	$4,589	$4,583	0.1%	$8,765	$8,693	0.8%
Minneapolis, MN	4,711	22,978	23,029	(0.2)%	9,414	10,090	(6.7)%	13,564	12,939	4.8%
North Dakota	1,710	6,995	6,966	0.4%	2,972	2,653	12.0%	4,023	4,313	(6.7)%
Omaha, NE	872	3,568	3,597	(0.8)%	1,474	1,230	19.8%	2,094	2,367	(11.5)%
Rochester, MN	1,129	5,915	5,744	3.0%	2,103	2,134	(1.5)%	3,812	3,610	5.6%
St. Cloud, MN	832	3,626	3,461	4.8%	1,614	1,555	3.8%	2,012	1,906	5.6%
Other Mountain West(1)	1,222	5,100	5,157	(1.1)%	1,829	1,768	3.5%	3,271	3,389	(3.5)%
Same-Store Total	12,580	$61,536	$61,230	0.5%	$23,995	$24,013	(0.1)%	$37,541	$37,217	0.9%

	% of NOI Contribution	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		Q1 2024	Q4 2023	Growth	Q1 2024	Q4 2023	% Change	Q1 2024	Q4 2023	% Change
Denver, CO	23.3%	95.3%	95.3%	—	$1,976	$1,985	(0.5)%	$2,221	$2,206	0.7%
Minneapolis, MN	36.1%	94.5%	95.3%	(0.8)%	1,529	1,531	(0.1)%	1,720	1,710	0.6%
North Dakota	10.7%	95.6%	95.5%	0.1%	1,303	1,295	0.6%	1,426	1,422	0.3%
Omaha, NE	5.6%	93.3%	94.4%	(1.1)%	1,326	1,324	0.2%	1,462	1,456	0.4%
Rochester, MN	10.2%	94.6%	93.6%	1.0%	1,730	1,734	(0.2)%	1,846	1,812	1.9%
St. Cloud, MN	5.4%	93.8%	92.2%	1.6%	1,353	1,353	—	1,549	1,504	3.0%
Other Mountain West(1)	8.7%	93.1%	94.2%	(1.1)%	1,340	1,342	(0.1)%	1,494	1,493	0.1%
Same-Store Total	100.0%	94.6%	94.8%	(0.2)%	$1,547	$1,548	(0.1)%	$1,724	$1,711	0.8%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-12

CENTERSPACE
PORTFOLIO SUMMARY(1)

	Three Months Ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Number of Apartment Homes at Period End
Same-Store	12,580	12,173	12,173	12,885	12,885
Non-Same-Store	303	915	612	612	612
All Communities	12,883	13,088	12,785	13,497	13,497

Average Monthly Rental Rate(2)
Same-Store	$1,547	$1,522	$1,511	$1,467	$1,450
Non-Same-Store	1,885	1,893	1,907	1,894	1,890
All Communities	$1,555	$1,547	$1,530	$1,487	$1,470

Average Monthly Revenue per Occupied Apartment Home(2)
Same-Store	$1,724	$1,683	$1,676	$1,634	$1,606
Non-Same-Store	2,053	2,055	2,072	2,072	2,066
All Communities	$1,732	$1,708	$1,695	$1,654	$1,627

Weighted Average Occupancy(2)
Same-Store	94.6%	94.8%	94.7%	95.2%	94.8%
Non-Same-Store	96.6%	95.8%	93.5%	95.4%	95.9%
All Communities	94.6%	94.9%	94.6%	95.2%	94.9%

Operating Expenses as a % of Scheduled Rent(2)
Same-Store	41.1%	41.5%	43.3%	41.2%	43.9%
Non-Same-Store	33.0%	35.7%	41.9%	38.8%	37.8%
All Communities	40.9%	41.0%	43.3%	41.1%	43.5%

Capital Expenditures
Total Recurring Capital Expenditures(2) per Apartment Home – Same-Store	$209	$491	$389	$258	$115

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-13

CENTERSPACE
CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended
Capital Expenditures	3/31/2024	3/31/2023
Total Same-Store Apartment Homes	12,580	12,580
All Properties - Weighted Average Apartment Homes	12,883	14,542

Same-Store
Building - Exterior	$1,341	$—
Building - Interior	16	—
Mechanical, Electrical, & Plumbing	2,809	270
Furniture & Equipment	82	13
Landscaping & Grounds	504	—
Turnover replacements	878	695
Work in progress - net change	(3,000)	387
Recurring Capital Expenditures - Same-Store(1)	$2,630	$1,365
Recurring Capital Expenditures per Apartment Home - Same-Store(1)	$209	$109

Recurring Capital Expenditures - All Properties(1)	$2,677	$1,730
Recurring Capital Expenditures per Apartment Home - All Properties(1)	$208	$119

Value Add(1)
Same-Store
Interior - Units	$237	$1,219
Common Areas and Exterior	6,128	1,244
Work in Progress	3,160	93
Total Value Add - Same Store	$9,525	$2,556

All Properties
Interior - Units	$237	$1,219
Common Areas and Exterior	6,133	1,318
Work in Progress	3,588	93
Total Value Add - All Properties	$9,958	$2,630

Acquisition and Other Capital Expenditures(1)(2)
All Properties	$2,581	$4,838

Total Capital Spend
Total Capital Spend - Same-Store(3)	$12,155	$3,921
Total Capital Spend per Apartment Home - Same-Store(3)	$966	$312

Total Capital Spend - All Properties	$15,216	$9,198
Total Capital Spend per Apartment Home - All Properties	$1,181	$633

(1)Refer to pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for definitions.
(2)Non-routine capital expenditures were reclassified for inclusion in the Acquisition and Other Capital Expenditures category. For the three months ended March 31, 2023, $165,000 was reclassified to Acquisition and Other Capital Expenditures.
(3)Includes value-add and excludes acquisition and other capital expenditures on same-store communities.

S-14

CENTERSPACE
2024 Financial Outlook
(in thousands, except per share and per home amounts)
Centerspace revised its financial outlook for 2024 in the table below.

		2024 Previous Outlook Range		2024 Revised Outlook Range
	Three Months Ended	Low	High	Low	High
	March 31, 2024	Amount	Amount	Amount	Amount
Same-store growth
Revenue	$61,536	3.00%	5.00%	3.00%	4.50%
Controllable expenses	15,371	6.00%	7.50%	4.00%	5.50%
Non-controllable expenses	8,624	4.75%	6.50%	4.00%	5.50%
Total Expenses	$23,995	5.50%	7.00%	4.00%	5.50%
Same-store NOI(1)	$37,541	1.50%	3.50%	2.50%	4.00%

Components of NOI(1)
Same-store	$37,541	$148,700	$151,700	$148,900	$151,000
Non-same-store	1,237	4,900	5,100	4,900	5,100
Other properties	456	1,750	1,950	1,750	1,850
Dispositions	203	$—	$—	$203	$203
Total NOI(1)	$39,437	$155,350	$158,750	$155,753	$158,153

Net impact of potential dispositions	$—	(200)	(100)	—	—

Other operating income and expenses
General and administrative and property management	(6,953)	(27,300)	(26,700)	(28,000)	(27,500)
Casualty loss	(820)	(1,350)	(1,250)	(1,850)	(1,750)
Non-real estate depreciation and amortization	(85)	(600)	(550)	(400)	(350)
Non-controlling interest	(32)	(120)	(130)	(120)	(130)
Total other operating income and expenses	$(7,890)	$(29,370)	$(28,630)	$(30,370)	$(29,730)

Interest expense	$(9,207)	(38,800)	(38,400)	(38,200)	(37,800)
Interest and other income	316	$2,000	$2,200	$1,800	$2,000
Dividends to preferred shareholders	(1,607)	(6,428)	(6,428)	(6,428)	(6,428)
FFO applicable to common shares and Units - diluted(1)	$21,049	$82,552	$87,392	$82,555	$86,195

Non-core income and expenses
Non-cash casualty loss	$702	$450	$400	$1,050	$1,000
Interest rate swap amortization	197	750	725	725	700
Amortization of assumed debt	263	1,075	1,025	1,075	1,025
Loss on litigation settlement and associated trial costs	37	50	25	125	100
Other miscellaneous items	(42)	100	50	100	50
Total non-core income and expenses	$1,157	$2,425	$2,225	$3,075	$2,875
Core FFO applicable to common shares and Units - diluted(1)	$22,206	$84,977	$89,617	$85,630	$89,070

Net loss per share - diluted	$(0.37)	$(1.31)	$(0.99)	$(1.34)	$(1.10)
FFO per diluted share(1)	$1.16	$4.54	$4.80	$4.57	$4.76
Core FFO per diluted share(1)	$1.23	$4.68	$4.92	$4.74	$4.92
Weighted average shares outstanding - diluted	18,102	18,175	18,200	18,075	18,100

Additional Assumptions
Same-store recurring capital expenditures (per home)	$209	$1,075	1,150	$1,075	1,150
Value-add expenditures	$9,958	$25,000	$27,000	$25,000	$27,000
Proceeds from Dispositions	$19,000	$18,800	$19,000	$19,000	$19,000
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to "Non-GAAP Financial Measures and Reconciliations" in the Supplemental Financial and Operating Data" above and pages S-17 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-15

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under “Non-GAAP Financial Measures and Other Terms.” They should not be considered as alternatives to net income (loss) or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking.

		Previous Outlook		Revised Outlook
	Three Months Ended	12 Months Ended		12 Months Ended
	March 31, 2024	December 31, 2024		December 31, 2024
	Actual	Low	High	Low	High
Net loss available to common shareholders	$(5,512)	$(16,071)	$(10,181)	$(16,468)	$(11,953)
Noncontrolling interests - Operating Partnership and Series E preferred units	(1,079)	(7,795)	(7,885)	(7,795)	(7,885)
Depreciation and amortization	27,012	106,098	105,298	106,098	105,298
Less depreciation - non real estate	(85)	(600)	(550)	(400)	(350)
Less depreciation - partially owned entities	(24)	(120)	(130)	(120)	(130)
Loss on sale of real estate	577	400	200	600	575
Dividends to preferred unitholders	160	640	640	640	640
FFO applicable to common shares and Units - diluted	$21,049	$82,552	$87,392	$82,555	$86,195

Adjustments to Core FFO:
Non-cash casualty loss	702	450	400	1,050	1,000
Interest rate swap amortization	197	750	725	725	700
Amortization of assumed debt	263	1,075	1,025	1,075	1,025
Loss on litigation settlement and associated trial costs	37	50	25	125	100
Other miscellaneous items	(42)	100	50	100	50
Core FFO applicable to common shares and Units - diluted	$22,206	$84,977	$89,617	$85,630	$89,070

Net loss per share - diluted	$(0.37)	$(1.31)	$(0.99)	$(1.34)	$(1.10)
FFO per share - diluted	$1.16	$4.54	$4.80	$4.57	$4.76
Core FFO per share - diluted	$1.23	$4.68	$4.92	$4.74	$4.92
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, depreciation, amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Previous Outlook		Revised Outlook
	Three Months Ended	12 Months Ended		12 Months Ended
	March 31, 2024	December 31, 2024		December 31, 2024
	Actual	Low	High	Low	High
Operating income	$4,075	$20,152	$25,277	$19,080	$22,930
Adjustments:
General and administrative and property management expenses	6,953	27,300	26,700	28,000	27,500
Casualty loss	820	1,350	1,250	1,850	1,750
Depreciation and amortization	27,012	106,098	105,298	106,098	105,298
Loss on sale of real estate and other investments	577	400	200	600	575
Loss on litigation settlement and associated trial costs	—	50	25	125	100
Net operating income	$39,437	$155,350	$158,750	$155,753	$158,153

S-16

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND OTHER TERMS
Acquisition and Other Non-Routine Capital Expenditures
Represents capital additions contemplated in the underwriting at recently acquired communities. These amounts are considered when determining expected returns. Other includes casualty and other non-routine capital items including, but not limited to, tenant improvements, real estate special assessments, and capital expenditures incurred to dispose of properties. Casualty represents capitalized costs incurred in connection with the restoration of an apartment community after a casualty event.
Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The Company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.
Average Monthly Rental Rate
Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
Average Monthly Revenue per Occupied Home
Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
Debt Service Coverage Ratio
Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Adjusted EBITDA	$32,351	$32,091	$31,692	$33,493	$31,588

Interest Expense	9,193	8,913	8,556	8,641	10,319
Principal Amortization	1,529	1,487	1,646	1,416	1,383
Total Interest Expense and Principal Amortization	10,722	10,400	10,202	10,057	11,702
Distributions paid to Series C preferred shareholders and Series D preferred unitholders	1,767	1,767	1,767	1,767	1,767
Total Interest Expense, Principal Amortization, and preferred distributions	12,489	12,167	11,969	11,824	13,469

Debt Service Coverage Ratio	3.02	3.09	3.11	3.33	2.70

Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.59	2.64	2.65	2.83	2.35
Funds From Operations and Core Funds From Operations
The Company believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization.
The Company uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:

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•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets;
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and
•similar adjustments for partially owned consolidated real estate entities.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the Company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The Company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.
While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the Company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the Company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.
Net Debt Divided by Adjusted EBITDA
Net debt is the total outstanding debt balance less cash and cash equivalents. Preferred equity is the sum of the book value of Series C preferred shares and Series D preferred units outstanding. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Total debt	$929,081	$919,990	$842,559	$885,518	$921,659
Less: cash and cash equivalents	12,682	8,630	29,701	9,745	8,939
Net debt	$916,399	$911,360	$812,858	$875,773	$912,720

Adjusted EBITDA(1)	$129,404	$128,364	$126,768	$133,972	$126,352
Net debt/Adjusted EBITDA	7.08	7.10	6.41	6.54	7.22

Preferred Equity	$110,090	$110,090	$110,090	$110,090	$110,090
Net debt and preferred equity	$1,026,489	$1,021,450	$922,948	$985,863	$1,022,810
Adjusted EBITDA(1)	$129,404	$128,364	$126,768	$133,972	$126,352
Net debt and preferred equity/Adjusted EBITDA	7.93	7.96	7.28	7.36	8.09
(1)Annualized for periods less than one year.

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Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. The Company believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that excludes gain (loss) on the sale of real estate and other investments, impairment, depreciation and amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.
Payout Ratio (Core FFO per Diluted Share and Unit Basis)
Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Core FFO definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Common distribution per share and unit	$0.75	$0.73	$0.73	$0.73	$0.73
Core FFO per common share and unit diluted	1.23	1.22	1.20	1.28	1.07
Payout ratio	61.0%	59.8%	60.8%	57.0%	68.2%
Recurring Capital Expenditures
Represents expenditures necessary to help preserve the value of and maintain the functionality at communities. Property recurring capital expenditures are necessary to maintain asset quality, including purchasing and replacing items used to operate the communities such as appliances, mechanical equipment, flooring to roof replacement, paving, siding, and major landscaping.
Same-Store Controllable Expenses
The Company defines same-store controllable expenses as property operating expenses excluding real estate taxes and insurance. Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses and real estate taxes.
Scheduled Rental Revenue
Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
Total Debt to Total Market Capitalization
Total debt to total market capitalization, a non-GAAP financial measure, is total debt not adjusted for unamortized deferred financing costs or unamortized debt premiums and discounts from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares, operating partnership units, and the as converted Series E preferred units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period. This non-GAAP financial measure should not be considered a substitute for operating results determined in accordance with GAAP.
Value Add
Represents expenditures that are expected to result in increased income generation or decreased expense growth over time to improve a community’s cash flow and competitive position. This includes elective capital expenditures such as full-scale renovations including new amenities, interior unit turn renovations, enhanced clubhouses and common area hallways and certain resource management initiatives including smart home automation as well as environmental and sustainability initiatives for higher rental levels or expense savings in their respective markets.

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Weighted Average Occupancy
Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rental revenue. Scheduled rental revenue represents the value of all apartment homes, with occupied homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. The Company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs and other real estate companies.

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